SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under Rule 14a-12.

                         J.P. Morgan & Co. Incorporated
                (Name of Registrant as Specified in Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                                          Date: October 19, 2000

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between Chase and J.P. Morgan, including future financial and operating results, Chase's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of J.P. Morgan's and Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely effect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Forms 10-K of Chase and J.P. Morgan, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov) and in Chase's Registration Statement on Form S-4 referred to below.

Chase has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement-prospectus regarding the proposed transaction. Stockholders are urged to read the definitive joint proxy statement-prospectus when it becomes available because it will contain important information. The definitive joint proxy statement-prospectus will be sent to stockholders of Chase and J.P. Morgan seeking their approval of the proposed transaction. Stockholders also will be able to obtain a free copy of the definitive joint proxy statement-prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement-prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement-prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000), or to J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the materials filed with the SEC by J.P. Morgan and Chase on September 13, 2000 and September 14, 2000, respectively.

[The following slides were presented at a joint meeting and conference for the investment community reviewing third quarter financial results and providing a merger update.]



                  [JP MORGAN LOGO]                [CHASE LOGO]


                               Third Quarter 2000
                               Financial Results




                                October 18, 2000

This presentation contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Chase's and J.P. Morgan's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the risk that the businesses of Chase and J.P. Morgan will not be combined successfully; the risk that the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; the risk that the integration process may result in the disruption of ongoing business or the loss of key employees or may adversely affect relationships with employees and clients; the risk that stockholder or required regulatory approvals of the merger will not be obtained or that adverse regulatory conditions will be imposed in connection with a regulatory approval of the merger; the risk of adverse impacts from an economic downturn; the risks associated with increased competition, unfavorable political or other developments in foreign markets, adverse governmental or regulatory policies, and volatility in securities markets, interest or foreign exchange rates or indices; or other factors impacting operational plans. Additional factors that could cause Chase's and J.P. Morgan's results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Form 10-K of Chase and J.P. Morgan and in the Registration Statement on Form S-4 filed by Chase on October 5, 2000 with the Securities and Exchange Commission.

The proposed transaction will be submitted to Chase's and J.P. Morgan's stockholders for their consideration. Such stockholders should read the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Chase and J.P. Morgan, without charge, at the SEC's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, without charge, by directing a request to The Chase Manhattan Corporation, 270 Park Avenue, New York, NY 10017, Attention: Office of the Corporate Secretary (212-270-6000) or to J.P. Morgan, 60 Wall Street, New York, NY 10260, Attention: Investor Relations (212-483-2323). Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by each of J.P. Morgan and Chase on September 13 and 14, 2000, respectively.

Agenda
___________________________________________________________

   I. J.P. MORGAN 3Q00 FINANCIAL REVIEW - DAVID SIDWELL

  II. CHASE 3Q00 FINANCIAL REVIEW - DINA DUBLON

 III. MERGER UPDATE - MARC SHAPIRO

-------------------------------------------------------------------------------

                                  J.P. MORGAN
                             3Q00 FINANCIAL REVIEW

Summary of third quarter results
------------------------------------------------------------

$ MILLIONS, EXCEPT PER SHARE                    % CHANGE
                                   3Q00      2Q00      3Q99
------------------------------------------------------------
Net income                       $  514       (5%)      16%

EPS                              $ 2.77       (4%)      25%

EVA (after-tax)                  $  227      (12%)     170%

ROCE                               18.2%

Total revenues                   $2,322       (6%)      17%

Total expenses                   $1,609       (3%)      20%
------------------------------------------------------------

                                   3Q00      2Q00      3Q99
------------------------------------------------------------
Comp. expense to revenue             48%      44%       45%
Non-comp. expense to revenue         21%      23%       23%
Total expense to revenue             69%      67%       68%
------------------------------------------------------------

CLIENT-FOCUSED SEGMENTS RESULTS
===============================================================================

$ MILLIONS
      REVENUE
---------------------
3Q00      $ CHANGE                                  PRE-TAX INCOME  PRE-TAX EVA
       --------------                               --------------  -----------
        2Q00    3Q99                                         3Q00         3Q00
--------------------------------------------------------------------------------

  $390  ($19)    $40    Asset management                      $88          $60

  $426    $0     $60    Investment banking                    $58          $22

  $448  ($56)   $196    Equities                             $185         $152

  $426   $42    $105    Interest rate markets                $144          $64

  $346   ($2)   ($79)   Credit markets                       $157           $6
--------------------------------------------------------------------------------
$2,036  ($35)   $322    Total                                $632         $304
--------------------------------------------------------------------------------

- REVENUES INCREASED 19% YOY AND WERE FLAT TO SECOND QUARTER, DRIVING CHANGES IN PRE-TAX INCOME AND EVA

- BALANCED BUSINESS BASE DELIVERED SOLID RESULTS

PROPRIETARY SEGMENTS RESULTS
-------------------------------------------------------------------------------

        REVENUE
----------------------
3Q00      $ CHANGE                                 PRE-TAX INCOME   PRE-TAX EVA
       ---------------                             --------------   -----------
        2Q00      3Q99                                       3Q00          3Q00
-------------------------------------------------------------------------------
 $14   ($131)    ($327)  Equity investments                  ($14)        ($115)

$310     $27      $304   Proprietary positioning             $238          $235

-------------------------------------------------------------------------------

$324   ($104)     ($23)  Total                               $224          $120

-------------------------------------------------------------------------------

- Decrease in unrealized gains drove equity investments results, offsetting solid realized gains

- Proprietary positioning results continued this year's strong trend, with lower required capital

SUMMARY OF YEAR-TO-DATE RESULTS

                                                       % CHANGE
$ MILLIONS                    YTD 2000                 FROM YTD 1999
----------------------------------------------------------------------
Net income                    $1,684                              9%

EPS                           $ 9.05                             17%

EVA (after-tax)               $  843                             49%

ROCE                           20.4%                         180 bps

Total revenues                $7,637                             15%

Total expenses                $5,124                             18%

----------------------------------------------------------------------

                              YTD 2000
----------------------------------------------------------------------
Comp. expense to revenue           46%

Non-comp. expense to revenue       21%

Total expense to revenue           67%

----------------------------------------------------------------------

CREDIT RISK EXPOSURES(1)

-------------------------------------------------------------------------
$ BILLIONS                                        9/30/00
                                   --------------------------------------
                                   CARRYING VALUE       NET OF COLLATERAL
-------------------------------------------------------------------------
Loans                                        26.6                    18.8

Derivatives                                  35.5                    30.2
                                   --------------------------------------
Total on balance sheet exposure(2)           62.1                    49.0

COUNTER PARTY CREDIT QUALITY(3)           DERIVATIVES       LOANS & COMTS.
--------------------------------------------------------------------------
Investment grade                                  95%                  89%

Non-investment grade                               5%                  11%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
$ MILLIONS                         9/30/00         6/30/00         9/30/99
--------------------------------------------------------------------------
Total Impaired Loans                  $128            $140            $169
--------------------------------------------------------------------------

(1) Preliminary

(2) Net of allowance for credit losses and credit valuation adjustment

(3) Based on internal credit ratings and exposure after benefit of netting arrangements, collateral and purchased credit protection

_______________________________________________________________________________



                                     CHASE

                             3Q00 FINANCIAL REVIEW

3Q00 KEY THEMES
---------------------------------------------------------------------------


-      Private equity unrealized mark to market write-downs

-      Investment Banking results driven by revenue/expense imbalance

             -- not a credit or market issue

-      Record earnings in Wealth Management, Global Services and National
       Consumer

-      Long term business outlook unchanged

PRIVATE EQUITY GAIN (LOSS)
--------------------------------------------------------------------------------
($ in millions)

                          3Q00     2Q00      3Q99   9MOS00      9MOS99
----------------------------------------------------------------------
Realized                  $538     $350      $250   $1,229        $883

Unrealized gain (loss)    (563)    (52)      127      (456)        332
                          --------------------------------------------
  Total                   $(25)    $298      $377     $773      $1,215
----------------------------------------------------------------------

Private Equity Public Portfolio*
___________________________________________________
($ in billions)


                                  At 9/30/00
____________________________________________________
                                Quoted      Carrying
                     Cost        Value        Value
____________________________________________________

Total Public         $0.8         $3.1         $2.1
____________________________________________________



Public Securities are 20% of total portfolio



* Includes Chase Capital Partners and Chase H&Q investment portfolios

Chase Capital Partners
Excellent Returns: By Crop Year
--------------------------------------------------------------------------------

                                               Crop Year
                      ----------------------------------------------------------
                      Pre-1989 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998
Returns on Liquidated
  Direct Investments     52%    22%  30%  45%  36%  49%  19%  30% 112%  77%  44%

                           Inception to date: 43% IRR

INVESTMENT BANK RESULTS


($ IN MILLIONS)


                                3Q                9 MOS
                                --                -----
                            00     O(U)99      00      OU99
Revenue                  $1,870      16%     $5,989     14%
Cash Earnings               384      (9)      1,531     (1)

                         3Q00      3Q99      9 MOS 00  9 MOS 99
                         ----      ----      --------  --------
SVA                      $46       $139       $628      $681

Cash Overhead Ratio      67%        53%        58%       48%
Cash ROCE                 15         20         22        24


-- Softer trading volumes and leveraged finance activity

-- Revenue and market share gains in other investment banking products

-- Management committed to more disciplined spending

INVESTMENT BANK REVENUE GROWTH
_______________________________________________________________________________
($ in millions)

                                           %O(U)                     %O(U)
                           3Q00      2Q00     3Q99    9 MOS 00     9 MOS 99
-------------------------------------------------------------------------------
Trading (incl. NII)         $680      (19%)      0%      $2,566        14%

Investment Banking Fees      613       (4%)      26%      1,900        37%

Securities Gains              96       68%       NM         167         4%
-------------------------------------------------------------------------------

COMMERCIAL CREDIT COSTS
----------------------------------------------------------------------------
($ in millions)


                                  3Q00         2Q00           3Q99
                                  ----         ----           ----
Domestic                        $   62        $   74         $   66

Foreign                              3            18             36
                                ------        ------         ------
       TOTAL COMMERCIAL         $   65        $   92         $  102

       YTD Charge-off ratio*        33bp          36bp           42bp

----------------------------------------------------------------------------
Nonperforming Assets(1)         $1,816        $1,899         $2,015



* Annualized for quarterly data and based on average commercial loan outstandings

(1) Includes consumer loans of $396 million (3Q00), $401 million (2Q00) and $416 million (3Q99)

WEALTH MANAGEMENT
----------------------------------------------------------------------------
PRIVATE BANKING                           ASSET MANAGEMENT

-  OVER $180 B IN CLIENT ASSETS           -  COMPLETED FLEMINGS ACQUISITION
   -- 20% growth from 12/99                  AUGUST 1, 2000

-  36% REVENUE GROWTH                     -  OVER $300B AUM
   -- Strong in every geography              -- Positive net cash flow
   -- Strong in broker & investment          -- Efficiencies & consolidations
      related revenues                          drive income growth
                                             -- Increase in equity for goodwill
-  16% EARNINGS GROWTH                          drive ROE & SVA decline
   -- Investments in technology,
      internet, and talent

GLOBAL SERVICES
--------------------------------------------------------------
($ in millions)

                            3Q          |         9MOS
                            --          |         ----
                       00    O(U) 99    |      00      O(U) 99
                       --    -------    |      --      -------
Revenue               $875      9%      |    $2,604      13%
Cash Earnings          183     24       |       495      26
                                        |
                      3Q00     3Q99     |    9MOS 00    9MOS 99
                      ----     ----     |    -------    -------
SVA                    $93      $51     |      $227       $104
                                        |
Cash Overhead Ratio     67%      71%    |        70%        73%
Cash ROCE               27       20     |        24         18

- Record earnings driven by both trust and custody

- Expense discipline leads to double digit earnings growth

National Consumer Services Growth

------------------------------------------------------------
Growth vs. Prior Year
                                          3Q00
                                 ---------------------------
                                 REVENUE            EARNINGS
------------------------------------------------------------
CARD                               0%                   14%

REGIONAL BANKING                   7%                   36%

HOME FINANCE                      13%                   21%

DIVERSIFIED CONSUMER ------------  5%                   24%

MIDDLE MARKETS                     4%                   13%
------------------------------------------------------------

NATIONAL CONSUMER SERVICES
===============================================================================
($ in millions)

===============================================================================

                                3Q                      9MOS
                                --                      ----
                           00        O(U)99         00          O(U)99
                           --        ------         --          ------
Revenue                 $2,587           3%      $7,487             1%
Cash Earnings              492           13       1,287              3


                         3Q00        3Q99        9MOS 00        9MOS 99
                         ----        ----        --------       -------
SVA                      $227        $175          $487           $482

Cash Overhead Ratio       50%         51%           52%            50%
Cash ROCE                  24          22            21             21
===============================================================================

[Arrow]  Record earnings driven by contributions from all 5 businesses

Operating Earnings Per Share

---------------------------------------------------------------------
                              3Q00      O/(U)99   9MOS 00    O/(U)99
                              ---------------------------------------
Operating EPS                 $ 0.68     ($0.24)   $2.68     ($0.15)

Chase Capital Partners         (0.09)      0.23     0.19      (0.30)

Operating EPS (excl. CCP)     $ 0.77     ($0.01)   $2.49      $0.15

Amortization                    0.11       0.05     0.24       0.07
                              ---------------------------------------
CASH EPS (EXCL. CCP)          $ 0.88      $0.04    $2.73      $0.22

OPERATING BASIS: EXCLUDES NON-RECURRING ITEMS, EPS SHOWN ON A DILUTED BASIS.

3Q00 KEY THEMES
_______________________________________________________________________________

- Private equity unrealized mark to market write-downs

- Investment Banking results driven by revenue/expense imbalance
     - not a credit or market issue

- Record earnings in Wealth Management, Global Services and National Consumer

- LONG TERM BUSINESS OUTLOOK UNCHANGED

_______________________________________________________________________________


                                 MERGER UPDATE

MERGER UPDATE
_______________________________________________________________________________

- PRICING OF THE TRANSACTION

- SYNERGIES DRIVEN BY EFFICIENCY & COMPLEMENTARY STRENGTHS

  -- geographic strengths
  -- product strengths
  -- client coverage

- EXPERIENCE DRIVES EXECUTION AND INTEGRATION

ACCRETIVE TO EPS AS SYNERGIES REALIZED
--------------------------------------------------------------------------------



J.P. Morgan fully diluted shares                       186  million
Exchange                                               3.7x
Chase Shares Issued                                    ----
                                                       688  million


Chase 2001 consensus EPS(1)                            $4.45


Required earnings from J.P. Morgan                     $3.1  billion
J.P. Morgan 2001 consensus earnings(1)                  2.2  billion
  Required break even synergies                        ----
                                                       $0.9  billion



--------------------------------------------------------------------------------
BASELINE SYNERGIES (AFTER-TAX)                         $1.2  billion
--------------------------------------------------------------------------------

Note:

(1) As published by First Call (9/00). J.P. Morgan 2001 consensus estimate of $12.06 per share. For analytical purposes only.
    Does not constitute endorsement of, or concurrence with, any of the estimates by J.P. Morgan or Chase

MERGER UPDATE
--------------------------------------------------------------------------------


[ARROW]   PRICING OF THE TRANSACTION

[ARROW]   SYNERGIES DRIVEN BY EFFICIENCY & COMPLEMENTARY STRENGTHS

          -- geographic strengths

          -- product strengths

          -- client coverage


[ARROW]   EXPERIENCE DRIVES EXECUTION AND INTEGRATION

MERGER SAVINGS
-------------------------------------------------------------------------------


*  $1.5 billion expense savings

*  11% of total relevant combined expenses

*  Fully in place by end of year 2

*  Business by business review under way

COMPLEMENTARY STRENGTHS -- REVENUES
-------------------------------------------------------------------------------


                                           Pro forma
          Product                   Revenue Contribution(1)
          -------                   -----------------------
Equity Derivatives                      90% J.P. Morgan
Syndication                             80% Chase
Credit Derivatives                      80% J.P. Morgan
Commodity Derivatives                   80% Chase
Futures/Options Derivatives            100% J.P. Morgan


(1) based on September 2000 YTD numbers

COMPLEMENTARY STRENGTHS
-------------------------------------------------------------------------------

- PRELIMINARY OVERLAP OF PRIMARY INVESTMENT BANKING CLIENTS:

               GENERAL INDUSTRIES       12%

               FINANCIAL INSTITUTIONS   10%

               TMT                       9%

EXECUTION AT A FAST PACE IS ON TRACK
-------------------------------------------------------------------------------

- FRAMEWORK FOR MANAGING THE INTEGRATION IN PLACE

- UNIFORM TRACKING TOOLS DESIGNED TO MEASURE SYNERGIES

- MAJOR U.S. REGULATORY APPLICATIONS FILED

- SYSTEMS AND REAL ESTATE INVENTORIES UNDER WAY

- 250 TOP JOBS AT INVESTMENT BANK NAMED

- CORPORATE STAFF ANNOUNCEMENTS IN PROCESS

- STRONG CULTURAL FIT

-------------------------------------------------------------------------------

                                  J.P. MORGAN

                            SUPPLEMENTAL INFORMATION

Globally integrated business segments
-------------------------------------------------------------------------------

INVESTMENT                             INTEREST RATE AND   CREDIT                ASSET MGMT.        EQUITY           PROPRIETARY
BANKING              EQUITIES          CURRENCY MARKETS    MARKETS               SERVICES           INVESTMENTS      POSITIONING
----------------------------------------------------------------------------------------------------------------------------------
Strategic advisory,  Market making     Market making and   Market making,        Portfolio          Private equity   Market risk
underwriting, and    and research      research            research, and         management,        investment       position
relationship                                               credit risk           relationship                        taking
management                                                 portfolio management  management
----------------------------------------------------------------------------------------------------------------------------------
-Advisory/M&A        -Equity           -Gov't bond         -Investment-          -Defined benefit   -Acquisitions    -Proprietary
                      securities                            grade and high-       and defined                         positioning,
-Debt and equity                       -U.S. gov't          yield debt            contribution      -Privatizations   incl. asset,
 origination         -Equity            agencies and                              plans                               liability
                      derivatives       munis              -Structured                              -Recaps and       and
-ADRs                                                       finance              -Mutual funds       expansion        liquidity
                     -Equity           -Swaps and other                                              financings       management
-Client derivative    underwriting      interest rate      -Emerging             -Private banking
 revenues             (portion)         derivatives         market debt           services
 (portion)
                                       -Local currencies   -Local currencies
                                        and gov't debt -    and gov't debt -
                                        Asia/E. Europe      Latin America

                                       -Futures and        -Credit
                                        options             derivatives
                                        brokerage
                                                           -Debt
                                       -Spot currencies     underwriting
                                                            (portion)
                                       -Currency
                                        derivatives

                                       -Commodities

SUMMARY OF YEAR-TO-DATE RESULTS
_______________________________________________________________________________


$ MILLIONS, EXCEPT PER SHARE
REVENUES                       SEPT-00     SEPT-99    % CHANGE   $ CHANGE
-------------------------------------------------------------------------------

Investment banking               $1,304     $1,102       18%      $202
Equities                          1,536        892       72%       644
Interest rate markets             1,299      1,530      (15%)     (231)
Credit markets                    1,244      1,752      (29%)     (508)
Asset mgmt. services              1,206      1,002       20%       204
Equity investments                  312        333       (6%)      (21)
Proprietary positioning             781        156      401%       625

Total revenues                   $7,637     $6,667       15%       970
Total expenses                   $5,124     $4,325       18%       799

Net income                       $1,684     $1,546        9%       138

EPS                              $ 9.05     $ 7.76       17%     $1.29

ROE                                20.4%      18.6%

Efficiency ratio                     67%        65%
Comp./revenue                        46%        44%
Non-comp./revenue                    21%        21%


-------------------------------------------------------------------------------

Equity investment securities
-------------------------------------------------------------------------------

$ MILLIONS

SEPTEMBER 30, 2000



                                                                          SBIC
                              MARKETABLE(1)  NONMARKETABLE(2)    SECURITIES(3)        TOTAL
Cost                          $198           $774                $303                $1,275

Net unrealized gains            24             75                 185                  $284

Fair value                     222            849                 488                $1,559

Carrying value on balance
 sheet                         222            774                 488                $1,484

(1)  Accounting: Fair value through equity
(2) Accounting: Cost. Net unrealized gains includes Morgan Capital Corporation only
(3)  Accounting: Fair value through earnings

-------------------------------------------------------------------------------






                                     CHASE

                            SUPPLEMENTAL INFORMATION

SOURCES & USES OF TIER 1 CAPITAL

-------------------------------------------------------------------------------

($ in billions)



                                                  3Q00    9 MOS 00    FY99
Sources of Tier 1 Capital:
         Cash Operating Earnings Less Dividends   $ 0.6     $ 2.5     $ 4.3
         Plus: Preferred/Non-recurring              0.1      (0.3)       0.2
[Arrow]  Less: Capital for Internal Growth         (1.3)     (1.9)      (1.0)
                                                  -----     -----     ------
                Free Tier 1 Capital                (0.6)      0.3        3.5

Uses of Tier 1 Capital:
         Increases (Decreases) in Capital Ratios   (3.7)    $(3.2)      0.1
         Acquisitions                               6.9       6.9       1.1
[Arrow]  Net Repurchases                           (3.8)     (3.4)      2.3
                                                  -----     -----     ------
                Total                             $(0.6)    $ 0.3     $ 3.5

TIER 1 RATIO                                        7.9%*     7.9%*     8.4%

* ESTIMATED

COMMON SHARES OUTSTANDING: 3Q00
--------------------------------------------------------------------------------
(Shares in millions)

                                                           AVERAGE SHARES
                                                      --------------------------
                                                      Basic              Diluted
                                                      Shares   Dilution  Shares
                                                      -------  --------  -------
2Q00                                                  1,217.8     41.7   1,259.5
  Full Impact of second quarter 2000 daily activity       1.2       --       1.2
  Other Changes third quarter 2000 due to:
    Stock Price Impact                                     --      0.8       0.8
    Restricted Stock Impact                               0.1      2.3       2.4
    Shares Issued                                        46.8       --      46.8
    Options Exercised                                     1.4     (0.3)      1.1
    Repurchases                                            --       --        --
                                                      -------     ----   -------
3Q00                                                  1,267.3     44.5   1,311.8

3Q00 PERIOD END SHARE COUNT                           1,291.0     38.9   1,329.9

REPORTED NET INCOME -- QUARTERLY

-------------------------------------------------------------------------------

($ in millions)


                                  [BAR CHART]

                    3Q99      4Q99      1Q00      2Q00      3Q00
Excluding CCP       $1,011    $  888    $1,118    $  961    $ 990
CCP                    176       804       239       127     (112)
                    ------    ------    ------    ------    -----
  Total             $1,187    $1,693    $1,360    $1,091    $ 884
                    ======    ======    ======    ======    =====

EPS (Diluted)       $ 0.92    $ 1.32    $ 1.06    $ 0.85    $0.66

ROCE                 21.7%     30.4%     24.0%     18.9%    13.2%

TOTAL OPERATING REVENUE*
--------------------------------------------------------------------------------
($ in millions)

                                  [BAR CHART]

                     3Q99      4Q99      1Q00      2Q00      3Q00
                    ------    ------    ------    ------    ------
Excluding CCP       $5,110    $5,134    $5,730    $5,550    $5,678

CCP                    319     1,310       450       249       (88)
                    ------    ------    ------    ------    ------
Total               $5,429    $6,444    $6,179    $5,799    $5,590
                    ======    ======    ======    ======    ======




* Excludes special items

NET INTEREST INCOME*
--------------------------------------------------------------------------------
($ in millions)

                                  [BAR CHART]

                         3Q99      4Q99      1Q00      2Q00      3Q00
                        ------    ------    ------    ------    ------
Retained                $2,176    $2,170    $1,968    $1,973    $1,999

Securitization             332       335       328       300       353
                        ------    ------    ------    ------    ------
Total                   $2,508    $2,505    $2,296    $2,273    $2,352
                        ======    ======    ======    ======    ======
Net Interest Margin      2.97%     2.82%     2.59%     2.48%     2.47%

Adjusted for
Securitization:          3.24%     3.07%     2.85%     2.76%     2.75%


* Operating Basis; excludes $62MM prior years' tax refunds in 4Q99

Average Earning Asset Mix
--------------------------------------------------------------------------------
($ in billions)

                                    3Q00            2Q00               3Q99
                               ------------     -------------      -------------
                                 $       %        $        %         $        %
                               -----    ---     -----     ---      -----     ---
Commercial Loans                96.3     30      92.0      30       87.8      30

Consumer Loans                  91.0     28      87.1      28       85.4      29

Securities                      64.7     20      63.3      20       53.0      18

Liquid Assets                   70.0     22      69.2      22       64.0      23
                               -----    ---     -----     ---      -----     ---

     Total                     322.0    100     311.6     100      290.2     100


Net Interest Margin                 2.47%            2.48%              2.97%
Adjusted for Securitization         2.75%            2.76%              3.24%

AVAILABLE-FOR-SALE (AFTER-TAX)
--------------------------------------------------------------------------------
($ in millions)



                    9/30/00        6/30/00      [Delta Graphic]
                    -------        -------      ---------------
Securities          $(1,026)       $(1,338)       $312

Loans                     0              1          (1)
                    -----------------------------------

Total               $(1,026)       $(1,337)       $311

NONINTEREST REVENUE*

-------------------------------------------------------------------------------

($ IN MILLIONS)


                                  [BAR CHART]

                    3Q99      4Q99      1Q00      2Q00      3Q00
Excluding CCP       $2,608    $2,636    $3,441    $3,145    $3,449
CCP                    319     1,310       450       249       (88)
                    ------    ------    ------    ------    ------
  Total             $2,927    $3,946    $3,890    $3,394    $3,361

* Operating basis; excludes special items

MARKET-SENSITIVE REVENUES*
--------------------------------------------------------------------------------
QUARTERLY (1Q96-3Q00)
($ in millions)

                                  [LINE GRAPH]

                             1Q96    2Q96   3Q96    4Q96    1Q97    2Q97    3Q97    4Q97    1Q98    2Q98    3Q98    4Q98
                            -----   -----  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
Actual                        983   1,014    834     860   1,003   1,136   1,262     814   1,417   1,413     719   1,478
Trendline                     918     952    987   1,022   1,059   1,098   1,138   1,179   1,222   1,266   1,312   1,360



                             1Q99  2Q99   3Q99   4Q99   1Q00   2Q00   3Q00
                            ----- -----  -----  -----  -----  -----  -----
Actual                      1,635 1,836  1,541  2,380  2,207  1,835  1,364
Trendline                   1,409 1,460  1,513  1,569  1,762  1,830  1,899

* Includes Trading (NII and Noninterest Revenue), Investment Banking Fees, Securities Gains and Private Equity Gains; does not include Flemings or Beacon

Market-Sensitive Revenues*
___________________________________________________________________________
Proforma Chase H&Q (CAGR = 16%)



        Actual Market                     Logarithmic Regression of
     Sensitive Revenues                       1988-1999 Revenues
____________________________________________________________________________

    1988                      1521                     1233
    1989                      1508                     1433
    1990                      1373                     1665
    1991                      1660                     1934
    1992                      2209                     2247
    1993                      3122                     2611
    1994                      2574                     3034
    1995                      2996                     3525
    1996                      3691                     4095
    1997                      4215                     4758
    1998                      5027                     5529
    1999                      7392                     6424

* Includes Trading (NII and Noninterest Revenue), Investment Banking Fees, Securities Gains and Private Equity Gains

TRADING REVENUE*
_______________________________________________________________________________
($ in millions)



                                 3Q00       2Q00    1Q00   4Q99  3Q99
                                 ----       ----    ----   ----  ----
Trading Revenue:

  Interest Rate Contracts        $118       $283   $  346   $165  $119

  FX Revenue                      217        267      292    201   203

  Equities and Commodities        150        161      213     49    84

  Debt Instruments and Other      118        113      170    116    56
                                 ----       ----   ------   ----  ----
  Sub-Total                      $603       $824   $1,021   $531  $462


Trading NII                        77         17       24    102   217

-------------------------------------------------------------------------------


Total Trading Revenue            $680       $841   $1,045   $633  $679



* Charge-offs for risk management instruments are netted against trading revenue.

PROVISIONS
================================================================================
($ in millions)

                                   3Q99          4Q99          1Q00          2Q00          3Q00
                                   ----          ----          ----          ----          ----
              [BAR CHART]
                                   $398          4Q99          1Q00          2Q00          3Q00

Retained Net Charge-offs           $395          $570          $342          $332          $305

Managed Net Charge-offs            $633          $810          $596          $574          $541


NONPERFORMING ASSETS
--------------------------------------------------------------------------------
($ IN MILLIONS)

                                  [BAR CHART]

                                                  9/30/99  12/31/99  3/31/00  6/30/00  9/30/00
                                                  -------  --------  -------  -------  -------
Assets Acquired as Loan Satisfactions             $  105    $  102   $  106   $   94    $   81
Nonperforming Assets                               1,905     1,694    1,597    1,805     1,735
                                                  ------    ------   ------   ------    ------
                                                  $2,015    $1,796   $1,703   $1,899    $1,816
                                                  ======    ======   ======   ======    ======
NPA/Assets:                                         0.54%     0.44%    0.44%    0.48%     0.43%
Allowance/NPL:                                       190%      208%     221%     197%      207%


NET CHARGE-OFFS
_______________________________________________________________________________

($ in millions)


                         3Q00        (%)*      3Q99     (%)*      2Q00   (%)*
                         ----      -------     ----    -------    ----  -------

CREDIT CARD (MANAGED)     $409      (4.97)     $454    (5.53)     $415   (5.09)

OTHER CONSUMER              67      (0.35)       77    (0.36)       67   (0.36)

COMMERCIAL LOANS            65      (0.27)      102    (0.46)       92   (0.40)
                          ----                 ----                ----
TOTAL                     $541                 $633                $574


* % is annualized for quarterly data and based on average outstandings

Risk Profile
Total Credit Card Loans
-------------------------------------------------------------------------------

Managed Portfolio                                                    90+ Days
                             Average               Average          Delinquency
                              Loans               Loss Ratio          Ratio
                             -------              ----------        -----------
     1992*                   $15.7Bn                 5.59%             N/A%
     1993*                    15.9                   4.91              2.41
     1994*                    17.3                   4.30              2.47
     1995*                    21.0                   4.05              2.37
     1996*                    23.7                   4.87              2.38
     1997                     27.4                   5.58              2.33
     1998                     32.0                   6.02              2.16
     1999                     32.7                   5.66              1.95

     1999**  -1Q              32.1                   6.11              1.95
             -2Q              32.6                   5.80              1.80
             -3Q              32.9                   5.53              1.80
             -4Q              33.3                   5.24              1.92

     2000**  -1Q              33.3                   5.41              1.76
             -2Q              32.6                   5.09              1.68
             -3Q              32.9                   4.97              1.85


*  Does not include international card portfolio
** Annualized

RISK PROFILE
TOTAL CREDIT CARD LOANS
--------------------------------------------------------------------------------


                                   3Q00          2Q00          1Q00          4Q99          3Q99
                                   ----          ----          ----          ----          ----
                                  E
Managed Receivables:
Average Loans ($Bn)               $32.9          $32.6         $33.3         $33.3         $32.9
Net Chargeoffs ($MM)                409            415           450           436           454
Loss Ratio*                       4.97%          5.09%         5.41%         5.24%         5.53%

Balance Sheet Receivables:
Average Loans ($Bn)               $14.0          $12.9         $15.1         $15.3         $15.6
Net Chargeoffs ($MM)                174            173           195           196           216
Loss Ratio*                       4.99%          5.36%         5.19%         5.12%         5.54%


* Annualized

NET IMPACT OF CREDIT CARD SECURITIZATIONS
--------------------------------------------------------------------------------
($ in billions)


                                   3Q00          2Q00          1Q00          4Q99          3Q99
                                   ----          ----          ----          ----          ----
Net Interest Income               $(353)         $(349)        $(328)        $(335)        $(332)

Fees, Commissions &
Other Revenue                       117            107            74            95            94

Total Revenue                      (236)          (242)         (254)         (240)         (238)

Decrease in Provision for
Possible Loan Losses                236            242           254           240           238


RISK PROFILE
DOMESTIC 1-4 FAMILY RESIDENTIAL MORTGAGE
--------------------------------------------------------------------------------

                          3Q00      2Q00      1Q00      4Q99      3Q99
                         -----     -----     -----     -----     -----
Average Loans ($Bn)      $48.9     $46.4     $44.5     $43.3     $42.5
Net Chargeoffs ($MM)         7        10         9        10         9
Loss Experience (%)*      0.06      0.09      0.08      0.09      0.08

* Annualized

RISK PROFILE
AUTO FINANCE*
--------------------------------------------------------------------------------

                        3Q00      2Q00      1Q00      4Q99      3Q99
                        ----      ----      ----      ----      ----
Managed Receivables:

Average Loans ($Bn)     $23.9     $23.6     $24.1     $24.1     $24.3

Net Chargeoffs ($MM)       23        26        26        28        26

Loss Ratio**            0.38%     0.44%     0.43%     0.46%      0.43



Balance Sheet Receivables:

Average Loans ($Bn)     $22.1     $21.3     $21.4     $20.8     $20.6

Net Chargeoffs ($MM)       20        22        21        24        19

Loss Ratio**            0.36%     0.41%     0.39%     0.46%     0.37%

*  Includes loans and leasing
** Annualized

LINE OF BUSINESS RESULTS*
--------------------------------------------------------------------------------

                                       3Q00                       3Q99
                            -------------------------   ------------------------
                             ($MM)      ($B)             ($MM)      ($B)
                              Cash      Avg.     Cash     Cash      Avg.    Cash
                            Earnings   Assets    ROCE   Earnings   Assets   ROCE
                            --------   ------    ----   --------   ------   ----
Investment Bank                $384    $230.6   14.8%      $420   $209.8   19.6%

Chase Capital Partners         (106)     12.4     NM        176      8.6   15.9

Wealth Management                95      21.8   10.4         44     13.4   19.9

Global Services                 183      16.2   26.7        148     16.4   19.9

National Consumer Services      492     148.2   24.2        435    131.0   22.0

     Total**                 $1,054    $432.9   15.8%    $1,257    382.0   23.0%

*  Excludes non-recurring items; operating basis
** Includes corporate results

INVESTMENT BANK
KEY FINANCIAL MEASURES
-------------------------------------------------------------------------------
($ IN MILLIONS, OPERATING BASIS)

                                         3Q00                            3Q99
                             -----------------------------    ----------------------------
                                                    Cash                            Cash
                                         Cash     Overhead               Cash     Overhead
                              Revenue   Earnings    Ratio     Revenue   Earnings    Ratio
                             --------   --------  --------    -------   --------  ---------
Global Markets                   $880       $170        73%      $914       $263         56%

Global Investment Banking         623         74        80        404         87         64

Corporate Lending &
  Portfolio Mgmt.                 389        143        26        387        137         28

Other Global Bank                 (22)        (3)       NM        (86)       (67)        NM
                             --------------------------------------------------------------
  Total                        $1,870       $384        67%    $1,619       $420         53%

GLOBAL MARKETS
KEY FINANCIAL MEASURES*

($ in millions, operating basis)

                    3Q00      2Q00      1Q00      4Q99      3Q99
                    ----      ----      ----      ----      ----
Revenue             $880      $996     $1,227     $879      $914

Cash Earnings        170       294        416      242       263

Cash Overhead Ratio   73%       55%        47%      57%       56%

GLOBAL INVESTMENT BANKING
KEY FINANCIAL MEASURES

($ in millions, operating basis)


                           3Q00     2Q00     1Q00     4Q99     3Q99
                           ----     ----     ----     ----     ----

Revenue                    $623     $653     $662     $436     $404
Cash Earnings                74      121      121       69       87
Cash Overhead Ratio         80%      68%      69%      73%      64%

CORPORATE LENDING & PORTFOLIO MANAGEMENT
KEY FINANCIAL MEASURES

($ in millions, operating basis)


                           3Q00     2Q00     1Q00     4Q99     3Q99
                           ----     ----     ----     ----     ----

Revenue                    $389     $359     $367     $387     $387

Cash Earnings               143      123      132      130      137

Cash Overhead Ratio         26%      30%      28%      32%      28%

Chase Capital Partners
Key Financial Measures
-------------------------------------------------------------------------------

($ in millions, operating basis)

                    3Q00      2Q00      1Q00       4Q99     3Q99
                    ----      ----      ----       ----     ----
Revenue              (88)     $249      $449      $1,310    $319

Cash Earnings       (106)      130       242         805     176

Cash Overhead Ratio   NM        20%       17%          4%     14%

WEALTH MANAGEMENT
KEY FINANCIAL MEASURES
-------------------------------------------------------------------------------
($ in millions, operating basis)

                    3Q00      2Q00      1Q00      4Q99      3Q99
                    ----      ----      ----      ----      ----
Revenue             $470      $322      $375      $282      $267

Cash Earnings         95        53        77        38        44

Cash Overhead Ratio   72%       72%       66%      77%       72%

GLOBAL SERVICES
KEY FINANCIAL MEASURES

($ in millions, operating basis)

                    3Q00      2Q00      1Q00      4Q99      3Q99

Revenue             $875      $878      $850      $806      $800

Cash Earnings        183       163       149       130       148

Cash Overhead Ratio   67%       71%       73%      76%       71%

GLOBAL SERVICES REVENUES
-------------------------------------------------------------------------------
($ in millions, operating basis)

                                    3Q                     9MOS
                                    --                     ----
                               00       %O(U)99        00        %O(U)00
                              ----      -------      -----       -------
Treasury Solutions            $322         2%         $950          4%

Global Investor Services       403        14%        1,214         19%

Capital Markets Fiduciary      143        20%          419         20%

NATIONAL CONSUMER SERVICES
KEY FINANCIAL MEASURES
_______________________________________________________________________________
($ in millions, operating basis)



                                                    3Q00                                   3Q99
                                ------------------------------------------------------------------------------
                                                             Cash                                       Cash
                                                 Cash      Overhead                     Cash         Overhead
                                 Revenue       Earnings      Ratio       Revenue      Earnings         Ratio
                                 -------       --------   ----------     -------      --------       ---------

Cardmember Services              $  943         $141         36%          $  940       $124              34%

Regional Banking Group              771          139         64              719        102              70

Chase Home Finance                  354           94         56              312         78              56

Diversified Consumer Services       160           36         49              153         29              56

Middle Markets                      274           70         52              264         62              54

Other NCS                            85           12         NM              126         40              NM

                                 ----------------------------------------------------------------------------
   Total                         $2,587         $492         50%          $2,514       $435              51%


CARDMEMBER SERVICES
KEY FINANCIAL MEASURES
--------------------------------------------------------------------------------
($ in millions, operating basis)

                    3Q00      2Q00      1Q00      4Q99      3Q99
                    ----      ----      ----      ----      ----
Revenue             $943      $890      $886      $918      $940

Cash Earnings        141       119        89       130       124

Cash Overhead Ratio   36%       35%       36%      33%       34%

Regional Banking Group
KEY FINANCIAL MEASURES
================================================================================
($ in millions, operating basis)

                                   3Q00          2Q00          1Q00          4Q99          3Q99
                                   ----          ----          ----          ----          ----

Revenue                            $771          $763          $743          $745          $719

Cash Earnings                       139           129           123           118           102

Cash Overhead Ratio                 64%           66%           66%           67%           70%


CHASE HOME FINANCE
KEY FINANCIAL MEASURES
--------------------------------------------------------------------------------
($ in millions, operating basis)

                         3Q00      2Q00      1Q00      4Q99      3Q99
                         ----      ----      ----      ----      ----
Revenue                  $354      $318      $325      $345      $312
Cash Earnings              94        75        70        85        78
Cash Overhead Ratio        56%       60%       61%       56%       56%

DIVERSIFIED CONSUMER SERVICES
KEY FINANCIAL MEASURES
-------------------------------------------------------------------------------
($ in millions, operating basis)

                        3Q00      2Q00       1Q00      4Q99      3Q99
                        ----      ----       ----      ----     -----
Revenue                 $160      $166       $77       $164      $153

Cash Earnings             36        34       (18)        34        29

Cash Overhead Ratio       49%       52%       NM         50%       56%

MIDDLE MARKETS
KEY FINANCIAL MEASURES
--------------------------------------------------------------------------------
($ IN MILLIONS, OPERATING BASIS)

                              3Q00       2Q00       1Q00       4Q99        3Q99
                              ----       ----       ----       ----        ----

REVENUE                       $274       $270       $267       $263        $264

CASH EARNINGS                   70         64         63         59          62

CASH OVERHEAD RATIO             52%        54%        54%        56%         54%
